EXHIBIT 10.1

AGREEMENT REGARDING PRIVATE PLACEMENT OF SECURITIES

OF

SUNESIS PHARMACEUTICALS, INC.

THIS AGREEMENT (the “Agreement”) is made and entered into as of this 29th day of June, 2009, by and among SUNESIS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A hereto (the “Investors”).

RECITALS

A. The Company and the Investors wish to amend that certain Securities Purchase Agreement, dated March 31, 2009 (the “Purchase Agreement”), by and among the Company and the Purchasers (as defined in the Purchase Agreement) and that certain Investor Rights Agreement, dated April 3, 2009 (“Rights Agreement”), by and among the Company and the Investors (as defined in the Rights Agreement);

B. Pursuant to Section 7.4 of the Purchase Agreement, the Purchase Agreement may be amended only by written instrument signed by the Company and the Purchasers holding or having the right to acquire at least a majority-in-interest of the total Unit Shares (as defined in the Purchase Agreement);

C. Pursuant to Section 8(c) of the Rights Agreement, the relevant sections of the Rights Agreement may be amended only by written consent of the Company and the Majority Investors (as defined in the Rights Agreement); and

D. The Investors hold or have the right to acquire at least a majority-in-interest of the total Unit Shares and constitute the Majority Investors (collectively, the “Requisite Investors”).

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.      AMENDMENT TO PURCHASE AGREEMENT. All capitalized terms not otherwise defined in this Section 1 shall be as defined in the Purchase Agreement. The Company and the Investors hereby agree that Section 7.6 of the Purchase Agreement is hereby amended and restated to read as follows:

“Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers holding or having the right to acquire, at the time of such consent to assignment, at least a majority-in-interest of the total Unit Shares. ~~Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers.”~~ In the event that a Purchaser wishes to transfer its Shares, such Shares must be transferred with the rights and obligations under this Agreement, including the right and/or obligation to purchase Shares pursuant to this Agreement, to transferee(s) or assignee(s) of all or any portion of the Shares hereunder (if a portion of the Shares is assigned or transferred, then on a proportionate basis), but only if (i) the Purchaser agrees in writing with the transferee(s) or assignee(s) to assign such rights and related obligations under this Agreement and the Investor Rights Agreement (if a portion of the Shares is assigned or transferred, then on a proportionate basis), and for the transferee(s) or assignee(s) to assume such obligations, and a copy of this Agreement and the Investor Rights Agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee(s) or assignee(s) and the securities with respect to which such rights and obligations are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee(s) or assignee(s) agrees in writing with the Company to be bound by all of the provisions contained in this Agreement and the Investor Rights Agreement and (iv) the transferee(s) or assignee(s) is (are) an “accredited investor,” as that term is defined in Rule 501 of Regulation D. In addition, any Purchaser may assign its rights or obligations to purchase the Securities that the Purchaser has agreed to purchase at each Closing, in whole or part, to an Affiliate, subject to the written consent of the Company and the Majority Purchasers, which consent shall not be unreasonably withheld.”

2.      AMENDMENT TO RIGHTS AGREEMENT. All capitalized terms not otherwise defined in this Section 2 shall be as defined in the Rights Agreement.

(a) The Company and the Investors hereby agree that a new Section 7(c) is hereby added to the Rights Agreement to read as follows:

“(c) Change of Control. In the event a “Change of Control” pursuant to Section 3(c) of the Company’s Certificate of Designation of the Series A Preferred Stock of the Company (the “Certificate of Designation”) does not require approval of the Company’s Board of Directors by statute, such event shall only constitute a “Change of Control” for purposes of Section 3(c) of the Company’s Certificate of Designation if approved by a majority of the Company’s Board of Directors.”

(b) The Company and the Investors hereby agree that Section 8(f) of the Rights Agreement is hereby amended and restated to read as follows:

“(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Investor. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations under Sections 2 through 6 hereof without the prior written consent of the Majority Investors. The Company may not assign its rights or obligations under Section 7(a) of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, without the prior written consent of a majority of the Investors with rights under such Section. The Company may not assign its rights or obligations under Section 7(b) of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, without the prior written consent of the Majority Investors and each of Alta Partners, Bay City Capital, NEA and Nextech. ~~The rights of the Investors hereunder~~In the event that an Investor wishes to transfer its Registrable Securities, such Registrable Securities must be transferred with the rights and obligations under this Agreement, including the right to have the Company register Registrable Securities pursuant to this Agreement, ~~may be assigned by each Investor to transferees or assignees~~to transferee(s) or assignee(s) of all or any portion of the Registrable Securities hereunder (if a portion of the Registrable Securities is assigned or transferred, then on a proportionate basis), but only if (i) the Investor agrees in writing with the transferee(s) or assignee(s) to assign such rights and related obligations under this Agreement and the Purchase Agreement (if a portion of the Registrable Securities is assigned or transferred, then on a proportionate basis), and for the transferee(s) or assignee(s) to assume such obligations, and a copy of ~~such agreement~~this Agreement and the Purchase Agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee(s) or assignee(s) and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee(s) or assignee(s) agrees in writing with the Company to be bound by all of the provisions contained ~~herein~~in this Agreement and the Purchase Agreement and (iv) the transferee(s) or assignee(s) is (are) an “accredited investor,” as that term is defined in Rule 501 of Regulation D.”

3.      MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof. Other than as set forth herein, the Purchase Agreement and the Rights Agreement shall remain in full force and effect. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Upon the execution of this Agreement by the Company and the Requisite Investors, all parties to the Purchase Agreement and the Rights Agreement shall be bound by this Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:		INVESTORS:

SUNESIS PHARMACEUTICALS, INC.		BAY CITY CAPITAL FUND V, L.P.

Signature:	/s/ Daniel N. Swisher, Jr.	By:	/s/ Fred Craves

Print Name:	Daniel N. Swisher, Jr.	Name:	Fred Craves

Title:	President and CEO	Title:	Managing Director

Address:	395 Oyster Point Boulevard, #400

South San Francisco, CA 94080

BAY CITY CAPITAL FUND V CO-INVESTMENT FUND, L.P.

		By:	/s/ Fred Craves

		Name:	Fred Craves

		Title:	Managing Director

GROWTH EQUITY OPPORTUNITIES FUND, LLC

By:	/s/ Eugene A. Trainor III

Name:	Eugene A. Trainor III

Title:	Vice President

ALTA BIOPHARMA PARTNERS III, L.P. By: Alta BioPharma Management, LLC

By:	/s/ Hilary Strain

Name:	Hilary Strain

Title:	Vice President of Finance & Administration

ALTA BIOPHARMA PARTNERS III GMBH & CO. BETEILIGUNGS KG By: Alta BioPharma Management, LLC

By:	/s/ Hilary Strain

Name:	Hilary Strain

Title:	Vice President of Finance & Administration

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC By: Alta BioPharma Management, LLC

By:	/s/ Hilary Strain

Name:	Hilary Strain

Title:	Vice President of Finance & Administration

MERLIN NEXUS III, L.P.

By:	/s/ Dominique Semon

Name:	Dominique Semon

Title:	Managing Partner

NEXUS GEMINI, L.P.

By:	/s/ Dominique Semon

Name:	Dominique Semon

Title:	Managing Partner

ONC GENERAL PARTNER LIMITED AS GENERAL PARTNER OF ONC PARTNERS, L.P.

By:	/s/ Michael Robinson

Name:	Michael Robinson

Title:	Director

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz

Name:	Adam Benowitz

Title:	Director

CAXTON ADVANTAGE LIFE SCIENCES FUND, L.P.

By:	/s/ Eric W. Roberts

Name:	Eric W. Roberts

Title:	Managing Director

VENROCK ASSOCIATES

By:	/s/ Anthony B. Evnin

Name:	Anthony B. Evnin

Title:

VENROCK ASSOCIATES II, L.P.

By:	/s/ Anthony B. Evnin

Name:	Anthony B. Evnin

Title:

SWISHER REVOCABLE TRUST

By:	/s/ Daniel N. Swisher, Jr.

Name:	Daniel N. Swisher, Jr.

Title:	Trustee

BJERKHOLT/HAHN FAMILY TRUST

By:	/s/ Eric H. Bjerkholt

Name:	Eric H. Bjerkholt

Title:	Trustee

STEVEN BLAKE KETCHUM

By:	/s/ Steven Blake Ketchum

EXHIBIT A

LIST OF INVESTORS

Bay City Capital Fund V, L.P.

Bay City Capital Fund V Co-Investment Fund, L.P.

Growth Equity Opportunities Fund, LLC

Alta BioPharma Partners III, L.P.

Alta BioPharma Partners III GmbH & Co. Beteiligungs KG

Alta Embarcadero BioPharma Partners III, LLC

Merlin Nexus III, L.P.

Nexus Gemini, L.P.

ONC General Partner Limited as General Partner of ONC Partners, L.P.

Vision Opportunity Master Fund, Ltd.

Caxton Advantage Life Sciences Fund, L.P.

Venrock Associates

Venrock Associates II, L.P.

Opus Point Healthcare (Low Net) Fund, L.P.

Opus Point Healthcare Value Fund, L.P.

Swisher Revocable Trust

Bjerkholt/Hahn Family Trust

Steven Blake Ketchum